UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): Nov. 14, 2016 (Nov. 14, 2016)

Connecticut Water Service, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-8084	06-0739839
(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut	06413-0562
(Address of Principal Executive Offices)	(Zip Code)

(860) 669-8630
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Investor Presentation

From time to time, members of senior management of Connecticut Water Service, Inc. (the “Company”) present information about the Company to investors. A presentation updated through the third quarter of 2016 has been posted to the Company’s website, www.ctwater.com.

A copy of the Company’s most current investor presentation through the third quarter of 2016 is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

The following is filed herewith as an exhibit hereto:

(d)       Exhibits

99.1	Updated company investor presentation (November 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.,
a Connecticut corporation

Date: November 14, 2016	By: /s/ David C. Benoit
Name: David C. Benoit
	Title:	Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Updated company investor presentation (November 2016).